SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):

                                  April 9, 2001
                                  -------------

                       ROBOCOM SYSTEMS INTERNATIONAL INC.
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             (Exact name of Registrant as specified in its charter)

                                    New York
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                 (State or other jurisdiction of incorporation)

       0-22735                                                    11-2617048
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(Commission File No.)                                         (I.R.S. Employer
                                                             Identification No.)

 511 Ocean Avenue, Massapequa, New York                                  11758
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (516) 795-5100
                                 --------------
              (Registrant's telephone number, including area code)

                                                       .
                         -------------------------------
          (Former Name of Former Address, if Changed Since Last Report)


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Item 5. Other Events.

      Robocom Systems International Inc. (the "Company") reported that it has been notified by Nasdaq that the Nasdaq listing qualifications staff has determined that the Company has failed to comply with the $1.00 minimum closing bid price requirement for continued listing. The Company may appeal Nasdaq's decision beginning April 5, 2001. Separately, the Company also announced that Yacov Shamash has resigned as a member of the Board of Directors effective March 31, 2001.

Item 7. Financial Statements, Proforma Financial Information and Exhibits.

(c) Exhibits.

Exhibit
Number                Exhibit Title
-------               -------------

99.1       Press Release issued on April 2, 2001.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2001

                                        ROBOCOM SYSTEMS INTERNATIONAL INC.


                                        By: /s/ C. Kenneth Morrelly
                                            ------------------------------------
                                            C. Kenneth Morrelly
                                            President & Chief
                                            Executive Officer


                                        By: /s/ Elizabeth A. Burke
                                            ------------------------------------
                                            Elizabeth A. Burke
                                            Vice President-Finance and
                                            Chief Financial Officer
                                            (principal financial
                                            and accounting officer)


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